UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-4413

Exact name of registrant as specified in charter: Delaware Group Equity Funds IV

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Item 1. Reports to Stockholders


Annual Report                                     Delaware
                                                  Growth Opportunities Fund

                                                  September 30, 2006














                                                  Growth equity mutual fund






[DELAWARE INVESTMENTS LOGO]                       [LOGO] POWERED BY RESEARCH(R)

Table of contents


> Portfolio management review .................................................1

> Performance summary  ........................................................6

> Disclosure of Fund expenses .................................................8

> Sector allocation and top 10 holdings .......................................9

> Statement of net assets ....................................................10

> Statement of operations ....................................................13

> Statements of changes in net assets ........................................14

> Financial highlights .......................................................15

> Notes to financial statements ..............................................20

> Report of independent registered public accounting firm ....................24

> Other Fund information .....................................................25

> Board of trustees/directors and officers addendum ..........................27

> About the organization .....................................................29












    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

Portfolio management review


Delaware Growth Opportunities Fund

September 30, 2006


Marshall T. Bassett

Lead portfolio manager

Editor's note: The managers of Delaware Growth Opportunities Fund provided the answers to the questions below as a review of the fund's activities for the fiscal year ended September 30, 2006. Please see page 3 to learn more about the portfolio manager.

Q: What were conditions in the market and economy during the fiscal year?

A: The U.S. economy continued to expand during the Fund's fiscal year, as investors watched closely for signs of a slowdown. Investors hoped that a moderate slowdown would spell the end of the Federal Reserve's (Fed) campaign of interest rate increases at some point in 2006, but feared that a severe slowdown could send the economy into recession.

Higher gasoline prices and a cooling housing market made headlines during the year, although economic data shows those developments did not affect the U.S. consumer as greatly as might have been expected. These developments, combined with inflation fears, did send investors temporarily fleeing areas of the market they deemed risky, such as smaller-company stocks, emerging markets, and growth stocks, as a whole. This risk aversion began in earnest in the spring and only began to give way in August as commodity prices experienced a significant drop and the Fed finally paused its two-plus-year regimen of successive rate hikes.

Growth investors continued to have a more difficult time in the marketplace than their value-oriented counterparts, as evident by the fact that growth-oriented indices underperformed value nearly across the board (source: Lipper). Despite this trend, our fiscal year did offer up several periods of general market strength and the Russell Midcap Index gained more than 7% for the year ended September 30, 2006.

Notable periods of strength included the fourth quarter of calendar 2005, when the economy first began to show signs of rebounding from the effects of the Gulf coast hurricanes, and the July-September quarter of 2006, when the Fed finally did pause its interest rate hikes and the market bounced back from investor uncertainty and general market malaise that set in during late spring and early summer of this year.

Q: How did Delaware Growth Opportunities Fund perform?

A: Delaware Growth Opportunities Fund returned 4.20% at net asset value and -1.80% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended September 30, 2006. The Fund's performance benchmark, the Russell Midcap Growth Index, returned 7.03%. The Fund's peer group, as measured by the Lipper Mid-Cap Growth Funds Average, returned 4.91% (source: Lipper). For the complete, annualized performance of Delaware Growth Opportunities Fund, please see the table on page 4.

Q: What broad market trends influenced Fund performance during the fiscal year?

A: The potential for a reversal in leadership among cap sizes was something we followed with interest. Many professional investors expected a shift in performance leadership to larger stocks in 2006. Prior to 2006, small-cap stocks had outperformed their larger brethren for six calendar years, causing a heated debate among investors this year involving the timing of any reversal of this trend. Delaware Growth Opportunities Fund focuses on mid-cap stocks. It was interesting during the year to consider how this dynamic might play out in the Fund.

At their best, mid-cap stocks present certain characteristics that can be attractive to research-oriented investors. Theoretically, mid-caps as a group tend to provide a bit more stability than stocks of smaller, and often younger, companies, but still provide opportunities to capitalize on market inefficiencies, or under-researched and consequently lesser-known issues. The cap-size debate was interesting as it pertains to the Fund, partly because the market-capitalization range of the mid-cap market as

The views expressed are current as of the date of this report and are subject to change.


                                                               (continues)     1

Portfolio management review


defined by Russell. Furthermore, the Fund is generally closer in size to large-caps than small-caps, based on the median, or mid-point, of the range.

The fiscal year ended September 30, 2006 illustrated some of the return characteristics of mid-cap growth stocks. They rose solidly in periods of market strength and fell less than small-caps during periods of weakness. As a result, the Russell Midcap Growth Index outperformed both the small-cap Russell 2000 Growth Index and the large-cap Russell 1000 Growth Index for the fiscal year (Source: Russell). While large-cap stocks were the first to be embraced by investors following the Fed's August 2006 pause - as is often the case when risk aversion dissipates - it was far too early to determine whether a longer-term rotation favoring larger stocks was at hand.

Q: Your team has long focused on key growth sectors of the market. How did those sectors perform for the Fund?

A: Financials, healthcare, and business services were sectors in the mid-cap market that performed generally in line with or just above the benchmark's 7.03% overall gain. In business services, our holdings allowed us to pick up ground against the index. Our holdings in the healthcare sector underperformed the market. Technology was also an area of disappointing performance.

Market performance in the consumer-related sector was mixed. Consumer stocks in categories such as retail often performed strongly during the year as the U.S. consumer generally continued to spend. Nonetheless, with retailers (represented in the index as consumer non-durables) we were conscious that the outlook for consumer spending earlier in 2006 was not great. With oil trading at extreme highs and gasoline prices hitting consumers' pockets, we reduced our weighting somewhat compared to the benchmark. By fiscal year end, we were less heavily weighted versus the benchmark in consumer non-durables, but our slightly higher weighting during the early part of the year (when the sector was performing poorly) contributed to the Fund's performance trailing the index slightly in this sector.

Some of the Fund's long-term retail holdings, such as Coach and Starbucks, made nice gains on the year, while retailers Urban Outfitters and Chico's had problematic years. In the case of the latter two stocks, changing business fundamentals caused us to re-evaluate and ultimately sell our positions.

Securities of consumer durable companies ended even worse as a group on the year, partly because of the adverse effect of the weakening housing market on home builders, which comprise a sizable part of the sector. The Fund was somewhat less heavily weighted versus the benchmark in these stocks throughout the fiscal year and ended the period with no exposure to home builders.

Q: What happened in the healthcare sector?

A: Within the benchmark index, healthcare stocks gained 7.4% for the year. Some stocks in our portfolio of investments suffered during the fiscal year. Invitrogen, which provides products and services to pharmaceutical and biotechnology companies, as well as research institutions, was down significantly and detracted from performance. PDL BioPharma develops and markets innovative therapies for serious or life-threatening illnesses; however, it too performed poorly during the year and detracted both from absolute returns and in comparison to the index. Both companies represent businesses we believe to have long-term potential and therefore, we continue to hold them in the Fund.

On the other hand, we did make a decision to sell our position in Neurocrine Bioscience, following the FDA's rejection of a dosing regimen of its insomnia drug in June. Given what we perceived to be a deterioration of the company's competitive position, we decided to seek more promising opportunities.

Exacerbating some of the stock-specific disappointments was the risk aversion that crept into the markets in the spring and summer. This risk aversion was most acutely felt among the more volatile areas of the market, including the biotech and specialty pharmaceuticals components of the healthcare sector where we have significant exposure. Only toward the end of the fiscal year did we begin to see evidence that sentiment might be improving.

At fiscal year end, we had an allocation to healthcare that was 16% of the Fund's net assets, which is a slightly heavier position than that of the benchmark. There were 10 healthcare stocks in the Fund at fiscal year end; 5 of those generated positive net returns over the fiscal year, and 5 did not.

Q: Are there other important research areas on which you focus?

A: The top performing stock and leading contributor to performance for the period came from a sector not typically associated with high growth companies - basic industry. Allegheny Technologies, a specialty metals manufacturer, had a tremendous year as global industrialization kept demand for its high-tech metals and alloys unabated. In fact, the basic industry sector as a whole was one of the top contributors to performance, greatly outperforming the index.

While we have always had some exposure to basic industry, it wasn't until about a year and a half ago that the team assigned Barry Gladstein as a portfolio manager dedicated to this sector, as well as the energy sector. In general, we believe that the demands associated with global industrialization - particularly in China and India - have created opportunities for select companies in both sectors to grow faster than the economy over time.

Our broad strategy has been to look at companies on the service side of the energy sector rather than traditional extraction and production companies. These service-side organizations do not tend to derive earnings from changes in the margin on the price of the commodity.

In choosing energy stocks, we have been conscious of the need to move carefully, given that we expected the sector to cool this year after gains it made simultaneous to the long run-up of oil prices. This concern proved justified as mid-cap energy stocks declined severely in the July-September quarter, leaving them down substantially for the full period. Our own energy stocks performed much better than those in the index, but our concern over potential sector weakness led us to hold a lower sector weight than the index by fiscal year end.

Elsewhere, Expeditors International of Washington was a strong performer for the Fund. This logistics company is a successful facilitator of shipping services and was one of the first of its kind to enter Asia. We believe one asset of the company is a strong employee base, a key in any non-asset based organization and especially in this complex, sales-intensive business.

The Fund has also had a measure of success with lodging stocks such as Marriott International and Starwood Hotel & Resorts Worldwide. We consider these to be long-cycle stocks, in which results play out over an extended period of time.

Your Fund managers

Marshall T. Bassett joined Delaware Investments in 1997. He leads the firm's Emerging Growth team, which focuses on small-, mid-, and smid-cap investment products and strategies. Prior to taking over leadership of the Emerging Growth team, he spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. From 1989 to 1997, he worked at Morgan Stanley Asset Management Group, most recently as a vice president of the Emerging Growth group. He received his MBA from the Fuqua School of Business at Duke University.

Steven G. Catricks, CFA, joined Delaware Investments in 2001. He handles research and analysis in the technology sector for the firm's Emerging Growth Equity team. Previously, he was an equity analyst at BlackRock Financial from 1999 to 2000, where he specialized in small-capitalization growth stocks. He also worked as a systems engineer at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He holds a master's degree in engineering from the University of Pennsylvania.

Barry S. Gladstein, CFA, joined Delaware Investments in 1995. He is responsible for providing oversight and research to the firm's Emerging Growth Equity team. Prior to joining Delaware Investments, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young. He holds an MBA from The Wharton School of the University of Pennsylvania.


                                                               (continues)     3

Portfolio management review


Christopher M. Holland, who joined Delaware Investments in 2001, is a portfolio manager in the business services sector of the firm's Emerging Growth Equity team. Prior to joining Delaware Investments, he worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year. He holds an MBA with a concentration in finance from Villanova University.

Steven T. Lampe, CPA, who joined Delaware Investments in 1995, is a portfolio manager in the business and financial services and healthcare sectors of the Emerging Growth Equity team. He previously served as a manager at Pricewaterhouse, specializing in financial services firms. He earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania.

Matthew Todorow, CFA, joined Delaware Investments in December 2003. His primary portfolio management responsibilities for the firm's Emerging Growth Equity team are in healthcare, a sector he has covered since 1997. Prior to joining Delaware Investments, he served as an executive director for Morgan Stanley Investment Management and was a portfolio manager for its small/mid-cap group. He holds an MBA from the University of Georgia's Terry College of Business.

Rudy D. Torrijos III joined Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector for the firm's Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group. He attended Harvard University, where he graduated with a bachelor's degree in applied mathematics/economics.

Lori P. Wachs, CFA, joined Delaware Investments in 1992. She is a portfolio manager and analyst for the consumer sector in the firm's Emerging Growth Equity group. She joined Delaware Investments after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992. She holds a bachelor's degree in economics from The Wharton School of the University of Pennsylvania.

Performance summary


Delaware Growth Opportunities Fund


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Growth Opportunities Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor, or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read it carefully before you invest or send money.


Fund performance

Average annual total returns
Through September 30, 2006          1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 3-27-86)
Excluding sales charge              +4.20%      +9.57%      +7.28%      +14.84%
Including sales charge              -1.80%      +8.28%      +6.65%      +14.51%
________________________________________________________________________________

Class B (Est. 9-6-94)
Excluding sales charge              +3.45%      +8.80%      +6.68%       +9.13%
Including sales charge              -0.49%      +8.47%      +6.68%       +9.13%
________________________________________________________________________________

Class C (Est. 11-29-95)
Excluding sales charge              +3.47%      +8.80%      +6.54%       +7.85%
Including sales charge              +2.48%      +8.80%      +6.54%       +7.85%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes that either contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1% of average daily net assets.

The average annual total return for the 1-year and lifetime (since June 2, 2003) periods ended September 30, 2006 for the Delaware Growth Opportunities Fund Class R shares were +4.01% and +12.32%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since March 27, 1986) periods ended September 30, 2006 for the Delaware Growth Opportunities Fund Institutional Class were +4.53%, +9.90%, +7.61%, and +15.08%, respectively. Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics

As of September 30, 2006


________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks long-term capital growth.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$568 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

65

________________________________________________________________________________

Fund start date
________________________________________________________________________________

March 27, 1986

________________________________________________________________________________

                                   Nasdaq symbols            CUSIPs
________________________________________________________________________________

Class A                            DFCIX                     245906102
Class B                            DFBIX                     245906300
Class C                            DEEVX                     245906409
Class R                            DFRIX                     245906508
Institutional Class                DFDIX                     245906201


[PERFORMANCE OF $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on September 30, 1996 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown.

The Russell Midcap Growth Index is an unmanaged index that generally measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period April 1, 2006 to September 30, 2006


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect for Class R shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Growth Opportunities Fund
Expense Analysis of an Investment of $1,000

                                                                       Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        4/1/06 to
                        4/1/06           9/30/06        Ratio          9/30/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00          $911.20        1.43%          $6.85
Class B                 1,000.00           908.00        2.13%          10.19
Class C                 1,000.00           908.00        2.13%          10.19
Class R                 1,000.00           910.50        1.63%           7.81
Institutional Class     1,000.00           912.90        1.13%           5.42
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00        $1,017.90        1.43%          $7.23
Class B                 1,000.00         1,014.39        2.13%          10.76
Class C                 1,000.00         1,014.39        2.13%          10.76
Class R                 1,000.00         1,016.90        1.63%           8.24
Institutional Class     1,000.00         1,019.40        1.13%           5.72
________________________________________________________________________________

"Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 183/365 (to reflect the one-half year period).

Sector allocation and top 10 holdings


Delaware Growth Opportunities Fund

As of September 30, 2006


Sector designations may be different than the sector designations presented in other Fund materials.

                                                                   Percentage
Sector                                                            of Net Assets
________________________________________________________________________________

Common Stock                                                          94.84%

Basic Industry/Capital Goods                                          10.18%
Business Services                                                     10.25%
Consumer Durables                                                      1.74%
Consumer Non-Durables                                                 10.70%
Consumer Services                                                      5.96%
Energy                                                                 6.74%
Financials                                                            10.58%
Health Care                                                           16.15%
Technology                                                            21.61%
Transportation                                                         0.93%
________________________________________________________________________________

Repurchase Agreements                                                  6.02%
________________________________________________________________________________

Securities Lending Collateral                                         16.99%

Fixed Rate Notes                                                       3.69%
Variable Rate Notes                                                   13.30%
________________________________________________________________________________

Total Market Value of Securities                                     117.85%
________________________________________________________________________________

Obligation to Return Securities Lending Collateral                   (16.99%)
________________________________________________________________________________

Liabilities Net of Receivables and Other Assets                       (0.86%)
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


                                                                   Percentage
Top 10 Holdings                                                   of Net Assets
________________________________________________________________________________


Staples                                                                2.79%
Expeditors International Washington                                    2.78%
Marriott International Class A                                         2.77%
Caremark Rx                                                            2.75%
Allegheny Technologies                                                 2.31%
National Oilwell Varco                                                 2.22%
L-3 Communications                                                     2.07%
Amdocs                                                                 2.01%
Medco Health Solutions                                                 1.99%
Coach                                                                  1.95%
________________________________________________________________________________

Statement of net assets


Delaware Growth Opportunities Fund

September 30, 2006


                                                   Number of           Market
                                                    Shares             Value
________________________________________________________________________________

Common Stock - 94.84%
________________________________________________________________________________

Basic Industry/Capital Goods - 10.18%
     Allegheny Technologies                          210,700       $ 13,103,433
     Graco                                           247,900          9,682,974
     JLG Industries                                  447,400          8,862,994
     Joy Global                                      281,300         10,579,693
   + Mettler-Toledo International                    149,000          9,856,350
   * Trinity Industries                              178,600          5,745,562
                                                                   ____________

                                                                     57,831,006
                                                                   ____________
Business Services - 10.25%
   + Dun & Bradstreet                                144,200         10,813,558
     Expeditors International of
          Washington                                 353,700         15,767,946
   + Fiserv                                          155,200          7,308,368
   + Fisher Scientific International                  39,300          3,074,832
     Paychex                                         237,200          8,740,820
     Robert Half International                       153,400          5,210,998
   + WESCO International                             125,800          7,300,174
                                                                   ____________

                                                                     58,216,696
                                                                   ____________
Consumer Durables - 1.74%
  *+ Activision                                      653,400          9,866,340
                                                                   ____________

                                                                      9,866,340
                                                                   ____________
Consumer Non-Durables - 10.70%
   * American Eagle Outfitters                       218,400          9,572,472
   + Coach                                           322,200         11,083,680
  *+ J Crew Group                                     33,400          1,004,338
     Nordstrom                                       226,800          9,593,640
     Staples                                         650,300         15,821,799
   + Starbucks                                       221,800          7,552,290
     Whole Foods Market                              103,400          6,145,062
                                                                   ____________

                                                                     60,773,281
                                                                   ____________
Consumer Services - 5.96%
     Host Hotels & Resorts                            95,870          2,198,299
     Marriott International Class A                  407,400         15,741,936
     Starwood Hotels & Resorts
          Worldwide                                  178,000         10,179,820
   + Wynn Resorts                                     84,100          5,719,641
                                                                   ____________

                                                                     33,839,696
                                                                   ____________
Energy - 6.74%
   * Chesapeake Energy                               286,800          8,311,464
   + Helix Energy Solutions Group                    191,700          6,402,780
   + National Oilwell Varco                          215,600         12,623,380
     Smith International                             282,600         10,964,880
                                                                   ____________

                                                                     38,302,504
                                                                   ____________
Financials - 10.58%
  *+ Affiliated Managers Group                        95,700          9,580,527
   * Colonial BancGroup                              298,700          7,318,150
     Legg Mason                                       69,000          6,959,340
     Lehman Brothers Holdings                        142,200         10,502,892
     Nuveen Investments                              171,400          8,780,822
     PartnerRe                                        70,500          4,763,685
  *+ Penson Worldwide                                124,800          2,240,160
     UnumProvident                                   224,900          4,360,811
     Zions Bancorp                                    70,200          5,602,662
                                                                   ____________

                                                                     60,109,049
                                                                   ____________
Health Care - 16.15%
     Caremark Rx                                     275,400         15,606,918
     Dade Behring Holdings                           207,600          8,337,216
   + Express Scripts                                  86,100          6,499,689
  *+ Hologic                                         247,200         10,758,144
  *+ Invitrogen                                      159,100         10,088,531
   + Medco Health Solutions                          187,900         11,294,669
  *+ MGI PHARMA                                      397,300          6,837,533
     Omnicare                                        131,500          5,666,335
  *+ PDL BioPharma                                   439,600          8,440,320
     Shire Pharmaceuticals ADR                       166,500          8,223,435
                                                                   ____________

                                                                     91,752,790
                                                                   ____________
Technology - 21.61%
   + Amdocs                                          287,900         11,400,840
   + Broadcom Class A                                299,700          9,092,898
  *+ Ciena                                           213,857          5,827,603
   + Citrix Systems                                  222,400          8,053,104
   + Integrated Device Technology                    177,700          2,853,862
   * Intersil                                        240,000          5,892,000
     L-3 Communications                              150,400         11,780,832
   + Marvell Technology Group                        283,900          5,499,143
  *+ Microsemi                                       418,800          7,894,380
   + Network Appliance                               295,500         10,936,455
   + NII Holdings                                    162,000         10,069,920
  *+ Polycom                                         287,800          7,059,734
  *+ salesforce.com                                  161,100          5,780,268
   + SanDisk                                          97,000          5,193,380
   * Satyam Computer Services ADR                    236,500          9,150,185
   + Tellabs                                         571,300          6,261,448
                                                                   ____________

                                                                    122,746,052
                                                                   ____________
Transportation - 0.93%
   * Hunt (J.B.) Transport Services                  255,700          5,310,889
                                                                   ____________

                                                                      5,310,889
                                                                   ____________

Total Common Stock (cost $432,513,624)                              538,748,303
                                                                   ____________

                                                   Principal
                                                    Amount
________________________________________________________________________________

Repurchase Agreements - 6.02%
________________________________________________________________________________

     With BNP Paribas 5.00%
          10/2/06 (dated 9/29/06,
          to be repurchased at
          $18,892,869, collateralized
          by $8,990,000
          U.S. Treasury Notes
          2.625% due 5/15/08,
          market value $8,780,389,
          $4,295,000 U.S. Treasury
          Notes 2.75% due 8/15/07,
          market value $4,229,439
          and $6,293,000 U.S.
          Treasury Notes
          3.875% due 5/15/09,
          market value $6,266,657)               $18,885,000         18,885,000

                                                   Principal           Market
                                                    Amount             Value
________________________________________________________________________________

Repurchase Agreements (continued)
________________________________________________________________________________

     With Cantor Fitzgerald
          5.00% 10/2/06 (dated
          9/29/06, to be repurchased
          at $7,645,184,
          collateralized by
          $ 5,745,000
          U.S. Treasury Notes
          3.375% due 9/15/09,
          market value $5,561,046
          and $2,247,000
          U.S. Treasury Notes
          4.00% due 6/15/09, market
          value $2,237,703)                     $ 7,642,000       $  7,642,000
     With UBS Warburg
          4.98% 10/2/06 (dated
          9/29/06, to be repurchased
          at $7,644,171, collateralized
          by $7,957,000 U.S. Treasury
          Bills due 3/1/07, market
          value $7,798,179)                       7,641,000          7,641,000
                                                                  ____________

Total Repurchase Agreements
     (cost $34,168,000)                                             34,168,000

Total Market Value of Securities Before
     Securities Lending Collateral - 100.86%
     (cost $466,681,624)                                           572,916,303
                                                                  ____________

________________________________________________________________________________

Securities Lending Collateral** - 16.99%
________________________________________________________________________________

Short-Term Investments - 16.99%
Fixed Rate Notes - 3.69%
     Citigroup Global Markets
          5.39% 10/2/06                          19,663,765         19,663,764
     Union Bank of Switzerland
          5.29% 10/10/06                          1,301,457          1,301,457
                                                                  ____________

                                                                    20,965,221
                                                                  ____________
~ Variable Rate Notes - 13.30%
     American Honda Finance
          5.32% 2/21/07                           2,342,622          2,342,622
     ANZ National 5.31% 10/29/07                    520,583            520,583
     Australia New Zealand
          5.33% 10/29/07                          2,602,914          2,602,914
     Bank of America
          5.32% 2/23/07                           3,383,788          3,383,788
     Bank of New York
          5.32% 10/29/07                          2,082,331          2,082,331
     Barclays New York
          5.31% 5/18/07                           3,383,788          3,383,788
     Bayerische Landesbank
          5.38% 10/29/07                          2,602,914          2,602,914
     Bear Stearns 5.39% 3/29/07                   3,123,496          3,123,496
     BNP Paribas 5.36% 10/29/07                   2,602,914          2,602,914
     Canadian Imperial Bank
          5.31% 10/29/07                          1,301,457          1,301,457
          5.32% 11/22/06                          2,602,914          2,602,914
     CDC Financial Products
          5.43% 10/30/06                          3,383,788          3,383,788
     Citigroup Global Markets
          5.45% 10/6/06                           3,383,788          3,383,788
     Commonwealth Bank
          5.33% 10/29/07                          2,602,914          2,602,914
     Deutsche Bank 5.34% 2/23/07                  3,123,496          3,123,496
     Dexia Bank 5.33% 9/28/07                     3,644,071          3,643,365
     Goldman Sachs
          5.52% 10/1/07                           3,383,788          3,383,788
     Marshall & Ilsley Bank
          5.31% 10/29/07                          2,863,205          2,863,205
     Merrill Lynch Mortgage Capital
          5.48% 10/5/06                           2,342,622          2,342,622
     Morgan Stanley
          5.56% 10/29/07                          3,383,788          3,383,788
     National Australia Bank
          5.30% 3/7/07                            3,227,613          3,227,613
     National City Bank
          5.32% 3/2/07                            3,123,583          3,124,065
     National Rural Utilities
          5.32% 10/29/07                          4,112,604          4,112,604
     Nordea Bank New York
          5.31% 5/16/07                           1,301,448          1,301,408
     Nordea Bank Norge
          5.34% 10/29/07                          2,602,914          2,602,913
     Royal Bank of Scotland
          5.32% 10/29/07                          2,602,914          2,602,913
     Societe Generale
          5.30% 10/29/07                          1,301,457          1,301,457
     Wells Fargo 5.34% 10/29/07                   2,602,914          2,602,914
                                                                  ____________

                                                                    75,536,362
                                                                  ____________
Total Securities Lending Collateral
     (cost $96,501,583)                                             96,501,583
                                                                  ____________

Total Market Value of Securities - 117.85%
     (cost $563,183,207)                                           669,417,886 !

Obligation to Return Securities
     Lending Collateral** - (16.99%)                               (96,501,583)

Liabilities Net of Receivables and
     Other Assets - (0.86%)                                         (4,878,934)
                                                                  ____________
Net Assets Applicable to 24,959,338
     Shares Outstanding - 100.00%                                 $568,037,369

Net Asset Value - Delaware Growth
     Opportunities Fund Class A
     ($531,706,827 / 23,244,362 Shares)                                 $22.87
                                                                        ______
Net Asset Value - Delaware Growth
     Opportunities Fund Class B
     ($16,867,888 / 846,130 Shares)                                     $19.94
                                                                        ______
Net Asset Value - Delaware Growth
     Opportunities Fund Class C
     ($8,126,369 / 397,551 Shares)                                      $20.44
                                                                        ______
Net Asset Value - Delaware Growth
     Opportunities Fund Class R
     ($3,520,046 / 155,217 Shares)                                      $22.68
                                                                        ______


                                                              (continues)     11

Statement of net assets


Delaware Growth Opportunities Fund

________________________________________________________________________________
________________________________________________________________________________

Net Asset Value - Delaware Growth
     Opportunities Fund Institutional
     Class ($7,816,239 / 316,078 Shares)                                 $24.73
                                                                         ______

Components of Net Assets at September 30, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $440,149,684
Accumulated net realized gain on investments                         21,653,006
Net unrealized appreciation of investments                          106,234,679
                                                                   ____________

Total net assets                                                   $568,037,369
                                                                   ____________

 ~ Variable rate security. The interest rate shown is the rate as of September
   30, 2006.

 * Fully or partially on loan.

** See Note 7 in "Notes to Financial Statements."

 ! Includes $93,538,305 of securities loaned.

 + Non-income producing security for the year ended September 30, 2006.

ADR - American Depositary Receipts

Net Asset Value and Offering Price per Share -
     Delaware Growth Opportunities Fund

Net asset value Class A (A)                                              $22.87
Sales charge (5.75% of offering price) (B)                                 1.40
                                                                         ______

Offering price                                                           $24.27
                                                                         ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement of operations


Delaware Growth Opportunities Fund

Year Ended September 30, 2006


Investment Income:
     Dividends                                                                                        $2,863,528
     Interest                                                                                          1,883,079
     Securities lending income                                                                           107,862        $ 4,854,469
                                                                                                      __________        ___________

Expenses:

     Management fees                                                                                   4,417,923
     Distribution expenses - Class A                                                                   1,661,099
     Distribution expenses - Class B                                                                     207,066
     Distribution expenses - Class C                                                                      88,471
     Distribution expenses - Class R                                                                      20,781
     Dividend disbursing and transfer agent fees and expenses                                          1,610,912
     Accounting and administration expenses                                                              238,167
     Reports and statements to shareholders                                                              128,992
     Legal fees                                                                                          112,414
     Registration fees                                                                                    91,022
     Trustees' fees and benefits                                                                          47,700
     Audit and tax                                                                                        35,445
     Custodian fees                                                                                       22,115
     Insurance fees                                                                                       17,899
     Consulting fees                                                                                       7,618
     Dues and services                                                                                     4,557
     Trustee expenses                                                                                      2,946
     Pricing fees                                                                                          2,653
     Taxes (other than taxes on income)                                                                      289
     Other                                                                                                   124          8,718,193
                                                                                                      __________
     Less waiver of distribution expenses - Class R                                                                          (3,463)
     Less expenses paid indirectly                                                                                           (1,526)
                                                                                                                        ___________

     Total operating expenses                                                                                             8,713,204
                                                                                                                        ___________

Net Investment Loss                                                                                                      (3,858,735)
                                                                                                                        ___________

Net Realized and Unrealized Gain (Loss) on Investments:

     Net realized gain on investments                                                                                    35,290,321
     Net change in unrealized appreciation/depreciation of investments                                                   (6,715,464)
                                                                                                                        ___________

Net Realized and Unrealized Gain on Investments                                                                          28,574,857
                                                                                                                        ___________

Net Increase in Net Assets Resulting from Operations                                                                    $24,716,122
                                                                                                                        ___________


See accompanying notes

Statements of changes in net assets


Delaware Growth Opportunities Fund


                                                                                                             Year Ended

                                                                                                       9/30/06           9/30/05
Increase (Decrease) in Net Assets from Operations:

     Net investment loss                                                                           $  (3,858,735)     $  (4,375,531)
     Net realized gain on investments                                                                 35,290,321         42,824,736
     Net change in unrealized appreciation/depreciation of investments                                (6,715,464)        66,113,648
                                                                                                   _____________      _____________

     Net increase in net assets resulting from operations                                             24,716,122        104,562,853
                                                                                                   _____________      _____________

Dividends and Distributions to Shareholders from:

     Net realized gain on investments:
          Class A                                                                                    (23,681,417)                 -
          Class B                                                                                     (1,092,635)                 -
          Class C                                                                                       (419,903)                 -
          Class R                                                                                       (140,536)                 -
          Institutional Class                                                                           (344,635)                 -
                                                                                                   _____________      _____________

                                                                                                     (25,679,126)                 -
                                                                                                   _____________      _____________
Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                                                    122,092,361         80,169,835
          Class B                                                                                      1,537,985          1,626,935
          Class C                                                                                      1,432,030          1,360,817
          Class R                                                                                        949,777          2,873,454
          Institutional Class                                                                          1,045,162          1,117,471

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                                                     22,606,818                  -
          Class B                                                                                      1,052,857                  -
          Class C                                                                                        414,452                  -
          Class R                                                                                        140,536                  -
          Institutional Class                                                                            344,635                  -
                                                                                                   _____________      _____________

                                                                                                     151,616,613         87,148,512
                                                                                                   _____________      _____________
     Cost of shares repurchased:
          Class A                                                                                   (144,003,675)      (101,137,977)
          Class B                                                                                     (7,634,431)        (9,909,153)
          Class C                                                                                     (2,184,407)        (2,830,095)
          Class R                                                                                       (607,377)          (679,596)
          Institutional Class                                                                         (1,784,865)        (2,228,376)
                                                                                                   _____________      _____________

                                                                                                    (156,214,755)      (116,785,197)
                                                                                                   _____________      _____________

Decrease in net assets derived from capital share transactions                                        (4,598,142)       (29,636,685)
                                                                                                   _____________      _____________

Net Increase (Decrease) in Net Assets                                                                 (5,561,146)        74,926,168

Net Assets:

Beginning of year                                                                                    573,598,515        498,672,347
                                                                                                   _____________      _____________

     End of year (there was no undistributed net investment income at either year end)             $ 568,037,369      $ 573,598,515
                                                                                                   _____________      _____________


See accompanying notes

Financial highlights


Delaware Growth Opportunities Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      9/30/06       9/30/05      9/30/04      9/30/03     9/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $22.910       $18.870      $17.070      $13.300     $15.120

Income (loss) from investment operations:

Net investment loss (1)                                                (0.144)       (0.161)      (0.178)      (0.137)     (0.136)
Net realized and unrealized gain (loss) on investments                  1.129         4.201        1.978        3.907      (1.684)
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        0.985         4.040        1.800        3.770      (1.820)
                                                                      _______       _______      _______      _______     _______

Less dividends and distributions:

From net realized gain on investments                                  (1.025)            -            -            -           _
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (1.025)            -            -            -           _
                                                                      _______       _______      _______      _______     _______

Net asset value, end of period                                        $22.870       $22.910      $18.870      $17.070     $13.300
                                                                      _______       _______      _______      _______     _______

Total return (2)                                                        4.20%        21.41%       10.49%       28.35%     (12.04%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $531,707      $531,604     $456,455     $413,160    $357,438
Ratio of expenses to average net assets                                 1.43%         1.44%        1.48%        1.55%       1.46%
Ratio of net investment loss to average net assets                     (0.61%)       (0.76%)      (0.93%)      (0.91%)     (0.81%)
Portfolio turnover                                                        80%           84%         106%         100%         97%
__________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

                                                              (continues)     15

Financial highlights


Delaware Growth Opportunities Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      9/30/06       9/30/05      9/30/04      9/30/03      9/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $20.230       $16.770      $15.290      $12.000      $13.730

Income (loss) from investment operations:

Net investment loss (1)                                                (0.280)       (0.286)      (0.292)      (0.227)      (0.238)
Net realized and unrealized gain (loss) on investments                  1.015         3.746        1.772        3.517       (1.492)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.735         3.460        1.480        3.290       (1.730)
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions:

From net realized gain on investments                                  (1.025)            -            -            -            -
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (1.025)            -            -            -            -
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $19.940       $20.230      $16.770      $15.290      $12.000
                                                                      _______       _______      _______      _______      _______

Total return (2)                                                        3.45%        20.63%        9.68%       27.52%      (12.67%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $16,868       $22,132      $25,670      $28,539      $26,389
Ratio of expenses to average net assets                                 2.13%         2.14%        2.18%        2.25%        2.16%
Ratio of net investment loss to average net assets                     (1.31%)       (1.46%)      (1.63%)      (1.61%)      (1.51%)
Portfolio turnover                                                        80%           84%         106%         100%          97%
__________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Delaware Growth Opportunities Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      9/30/06       9/30/05      9/30/04      9/30/03      9/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $20.720       $17.180      $15.660      $12.280      $14.060

Income (loss) from investment operations:

Net investment loss (1)                                                (0.285)       (0.290)      (0.296)      (0.231)      (0.241)
Net realized and unrealized gain (loss) on investments                  1.030         3.830        1.816        3.611       (1.539)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        0.745         3.540        1.520        3.380       (1.780)
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions:

From net realized gain on investments                                  (1.025)            -            -            -            -
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (1.025)            -            -            -            -
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $20.440       $20.720      $17.180      $15.660      $12.280
                                                                      _______       _______      _______      _______      _______

Total return (2)                                                        3.47%        20.61%        9.64%       27.52%      (12.66%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $8,126        $8,598       $8,460       $8,471      $ 6,398
Ratio of expenses to average net assets                                 2.13%         2.14%        2.18%        2.25%        2.16%
Ratio of net investment loss to average net assets                     (1.31%)       (1.46%)      (1.63%)      (1.61%)      (1.51%)
Portfolio turnover                                                        80%           84%         106%         100%          97%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes


                                                              (continues)     17

Financial highlights


Delaware Growth Opportunities Fund Class R


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                                                         Period
                                                                                             Year Ended                 6/2/03 (1)
                                                                                  ______________________________________   to

                                                                                  9/30/06      9/30/05      9/30/04      9/30/03
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                              $22.770      $18.800      $17.060      $16.080

Income (loss) from investment operations:

Net investment loss (2)                                                            (0.190)      (0.221)      (0.235)      (0.064)
Net realized and unrealized gain on investments                                     1.125        4.191        1.975        1.044
                                                                                  _______      _______      _______      _______

Total from investment operations                                                    0.935        3.970        1.740        0.980
                                                                                  _______      _______      _______      _______

Less dividends and distributions:

From net realized gain on investments                                              (1.025)           -            -            -
                                                                                  _______      _______      _______      _______

Total dividends and distributions                                                  (1.025)           -            -            -
                                                                                  _______      _______      _______      _______

Net asset value, end of period                                                    $22.680      $22.770      $18.800      $17.060
                                                                                  _______      _______      _______      _______

Total return (3)                                                                    4.01%       21.12%       10.20%        6.09%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                            $3,520       $3,069         $387           $-
Ratio of expenses to average net assets                                             1.63%        1.72%        1.78%        1.79%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly                       1.73%        1.74%            -            -
Ratio of net investment loss to average net assets                                 (0.81%)      (1.04%)      (1.23%)      (1.22%)
Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid indirectly                      (0.91%)      (1.06%)           -            -
Portfolio turnover                                                                    80%          84%         106%         100% (4)
____________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(4) Portfolio turnover is representative of the Fund for the entire year.


See accompanying notes

Delaware Growth Opportunities Fund Institutional Class


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      9/30/06       9/30/05      9/30/04      9/30/03      9/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $24.620       $20.210      $18.240      $14.170      $16.050

Income (loss) from investment operations:

Net investment loss (1)                                                (0.074)       (0.097)      (0.120)      (0.092)      (0.085)
Net realized and unrealized gain (loss) on investments                  1.209         4.507        2.090        4.162       (1.795)
                                                                      _______       _______      _______      _______      _______

Total from investment operations                                        1.135         4.410        1.970        4.070       (1.880)
                                                                      _______       _______      _______      _______      _______

Less dividends and distributions:

From net realized gain on investments                                  (1.025)            -            -            -            -
                                                                      _______       _______      _______      _______      _______

Total dividends and distributions                                      (1.025)            -            -            -            -
                                                                      _______       _______      _______      _______      _______

Net asset value, end of period                                        $24.730       $24.620      $20.210      $18.240      $14.170
                                                                      _______       _______      _______      _______      _______

Total return (2)                                                        4.53%        21.82%       10.80%       28.72%      (11.71%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $7,816        $8,196       $7,700      $21,390      $19,886
Ratio of expenses to average net assets                                 1.13%         1.14%        1.18%        1.25%        1.16%
Ratio of net investment loss to average net assets                     (0.31%)       (0.46%)      (0.63%)      (0.61%)      (0.51%)
Portfolio turnover                                                        80%           84%         106%         100%          97%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.


See accompanying notes

Notes to financial statements


Delaware Growth Opportunities Fund

September 30, 2006


Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware statutory trust and offers two series: Delaware Large Cap Growth Fund and Delaware Growth Opportunities Fund. These financial statements and the related notes pertain to the Delaware Growth Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of up to 1% if redeemed during the first two years, provided that a financial advisor was paid commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale only to certain eligible investors.

The investment objective of the Fund is to seek long-term capital growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements, (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $13,304 for the year ended September 30, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions With Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit distribution and service fees through January 31, 2007 for Class R to no more than 0.50% of average daily net assets.

At September 30, 2006, the Fund had liabilities payable to affiliates as follows:


Investment management fee payable to DMC                              $344,206
Dividend disbursing, transfer agent,
accounting and administration fees and other
     expenses payable to DSC                                           168,176
Distribution fees payable to DDLP                                      151,796
Other expenses payable to DMC and affiliates*                           54,075

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or it's affiliates employees. For the year ended September 30, 2006, the Fund was charged $34,312 for internal legal and tax services provided by DMC.

For the year ended September 30, 2006, DDLP earned $27,459 for commissions on sales of the Fund's Class A shares. For the year ended September 30, 2006, DDLP received gross contingent deferred sales charge commissions of $22, $21,996 and $750 on redemption of the Fund's Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees' Fees and Benefits include expenses accrued by the Fund for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees and retired independent trustees so entitled. The retirement benefit payout for the Fund is $70,082. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended September 30, 2006, the Fund made purchases of $448,454,069 and sales of $465,665,601 of investment securities other than short-term investments.

At September 30, 2006, the cost of investments for federal income tax purposes was $564,312,543. At September 30, 2006, net unrealized appreciation was $105,105,343, of which $121,150,651 related to unrealized appreciation of investments and $16,045,308 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2006 and 2005 was as follows:

                                                                Year Ended
                                                           9/30/06     9/30/05

Long-term capital gain                                   $25,679,126     $-
                                                         ___________     __

                                                         $25,679,126     $-
                                                         ___________     __

As of September 30, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                     $440,149,684
Undistributed long-term capital gains                               22,782,342
Unrealized appreciation of investments                             105,105,343
                                                                  ____________

Net assets                                                        $568,037,369
                                                                  ____________


                                                             (continues)     21

Notes to financial statements


Delaware Growth Opportunities Fund


4. Dividend and Distribution Information (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2006, the Fund recorded the following reclassifications:

Undistributed net investment loss                                  $ 3,858,735
Accumulated net realized gain                                       (3,443,834)
Paid-in capital                                                       (414,901)

5. Capital Shares

Transactions in capital shares were as follows:

                                                             Year Ended
                                                        9/30/06       9/30/05
Shares sold:
     Class A                                           5,218,057     3,742,477
     Class B                                              74,369        86,403
     Class C                                              67,113        70,551
     Class R                                              40,724       146,814
     Institutional Class                                  40,766        48,731

Shares issued upon reinvestment of
     dividends and distributions:
     Class A                                             967,758             -
     Class B                                              51,434             -
     Class C                                              19,745             -
     Class R                                               6,060             -
     Institutional Class                                  13,681             -
                                                      __________    __________

                                                       6,499,707     4,094,976
                                                      __________    __________



Shares repurchased:
     Class A                                          (6,141,906)   (4,737,145)
     Class B                                            (373,718)     (522,840)
     Class C                                            (104,335)     (148,026)
     Class R                                             (26,332)      (32,663)
     Institutional Class                                 (71,254)      (96,853)
                                                      __________    __________

                                                      (6,717,545)   (5,537,527)
                                                      __________    __________

Net decrease                                            (217,838)   (1,442,551)
                                                      __________    __________

For the years ended September 30, 2006 and 2005, 135,568 Class B shares were converted to 118,475 Class A shares valued at $2,761,997 and 181,313 Class B shares were converted to 160,630 Class A shares valued at $3,491,781, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit

The Fund, along with certain other funds in the Delaware Investments(R)
Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2006, or at any time during the year then ended.

7. Securities Lending

The Fund, along with other funds in the Delaware Investments(R) Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At September 30, 2006, the market value of securities on loan was $93,538,305, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

8. Credit and Market Risks

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended September 30, 2006. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

10. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2006, the Fund designates distributions paid during the year as follows:

     (A)                   (B)
  Long-Term              Ordinary
Capital Gains             Income                 Total                 (C)
Distributions          Distributions         Distributions         Qualifying
 (Tax Basis)            (Tax Basis)           (Tax Basis)          Dividends(1)
_____________          _____________         _____________         ___________

    100%                     -                   100%                   -

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of the Fund's ordinary income distributions of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV - Delaware Growth
Opportunities Fund

We have audited the accompanying statement of net assets of Delaware Growth Opportunities Fund (one of the series constituting Delaware Group Equity Funds
IV) (the "Fund") as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Growth Opportunities Fund of Delaware Group Equity Funds IV at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.





                                                          /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
November 10, 2006

Other Fund information


Delaware Growth Opportunities Fund


Board Consideration of Delaware Growth Opportunities Fund Investment Advisory Agreement

At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Growth Opportunities Fund (the "Fund"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Fund policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Fund's investment advisor and management's efforts to strengthen and deepen portfolio management teams during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of shares of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board was pleased with DMC's investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three, five and 10 year periods ended January 31, 2006. The Board noted its objective that the Fund's performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board's view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one year period was in the third quartile of such Performance Universe. The report further showed that the Fund's total return for the three, five and 10 year periods was in the second quartile. The Board noted that the Fund's performance results were mixed but an overall basis tended toward median, which was acceptable.


                                                             (continues)     25

Other Fund information


Delaware Growth Opportunities Fund


Board Consideration of Delaware Growth Opportunities Fund Investment Advisory Agreement (continued)

Comparative Expenses. The Board considered expense data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of the Fund and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, the Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. The Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board's view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that the Fund's total expenses were not in line with the Board's stated objective. In evaluating the total expenses, the Board considered recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Fund and the Delaware Investments Family of Funds required negotiation of reduction of fees.

Economies of Scale. Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under the Fund's management contract fell within the standard structure. The Board also noted that the Fund's assets exceeded the first breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees/directors and officers addendum


Delaware Investments(R) Family of Funds

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.


                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Trustee      Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments.(2)
                           Trustee       Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

Thomas L. Bennett          Trustee               Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

   John A. Fry             Trustee               Since                    President -                  83              Director -
2005 Market Street                            January 2001        Franklin & Marshall College                      Community Health
 Philadelphia, PA                                                    (June 2002-Present)                                Systems
      19103
                                                                   Executive Vice President -                          Director -
   May 28, 1960                                                   University of Pennsylvania                         Allied Barton
                                                                    (April 1995-June 2002)                         Security Holdings
____________________________________________________________________________________________________________________________________

 Anthony D. Knerr          Trustee               Since           Founder and Managing Director -       83                None
2005 Market Street                             April 1990          Anthony Knerr & Associates
 Philadelphia, PA                                                    (Strategic Consulting)
      19103                                                              (1990-Present)

 December 7, 1938
____________________________________________________________________________________________________________________________________

Lucinda S. Landreth        Trustee               Since            Chief Investment Officer -           83                None
2005 Market Street                            March 2005                Assurant, Inc.
 Philadelphia, PA                                                        (Insurance)
      19103                                                              (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

   Ann R. Leven            Trustee               Since                      Owner -                    83            Director and
2005 Market Street                           September 1989             ARL Associates,                            Audit Committee
 Philadelphia, PA                                                 Strategic Financial Planning                    Chairperson - Andy
      19103                                                             Consulting Firm                           Warhol Foundation
                                                                        (1983-Present)
 November 1, 1940                                                                                                 Director and Audit
                                                                                                                  Committee Member -
                                                                                                                     Systemax, Inc.
____________________________________________________________________________________________________________________________________

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

Thomas F. Madison          Trustee               Since                 President and Chief             83             Director -
2005 Market Street                              May 1999               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
 February 25, 1936                                                   (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Trustee               Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

J. Richard Zecher          Trustee               Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
    July 3, 1940                                                                Founder -                         Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

   David F. Connor      Vice President,    Vice President since    David F. Connor has served as         83             None (3)
 2005 Market Street     Deputy General      September 21, 2000       Vice President and Deputy
  Philadelphia, PA       Counsel, and         and Secretary              General Counsel of
        19103              Secretary               since                 Delaware Investments
                                                October 2005                  since 2000.
   December 2, 1963
____________________________________________________________________________________________________________________________________

   David P. O'Connor     Senior Vice     Senior Vice President,     David P. O'Connor has served in      83             None (3)
  2005 Market Street      President,      General Counsel, and         various executive and legal
   Philadelphia, PA    General Counsel,    Chief Legal Officer       capacities at different times
        19103             and Chief               since                at Delaware Investments.
                        Legal Officer         October 2005

   February 21, 1966
____________________________________________________________________________________________________________________________________

   John J. O'Connor         Senior              Treasurer            John J. O'Connor has served in      83             None (3)
  2005 Market Street    Vice President            since               various executive capacities
   Philadelphia, PA      and Treasurer        February 2005              at different times at
         19103                                                           Delaware Investments.

     June 16, 1957
____________________________________________________________________________________________________________________________________

    Richard Salus           Senior           Chief Financial         Richard Salus has served in         83             None (3)
  2005 Market Street    Vice President        Officer since          various executive capacities
   Philadelphia, PA          and              November 2006             at different times at
         19103         Chief Financial                                   Delaware Investments.
                           Officer

    October 4, 1963
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) David F. Connor, David P. O'Connor, John J. O'Connor and Richard Salus  serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Growth Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth Opportunities Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of trustees

Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Owner - ARL Associates,
Strategic Financial Planning
Consulting Firm
Washington, DC

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers

David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com



Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Simplify your life.

Manage your investments online!

Get Account Access, the Delaware Investments(R) secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-free investing - Make online purchases and redemptions at any time.

o Simplified tax processing - Automatically retrieve your Delaware Investments accounts' 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax(R) Online(SM) and Desktop software - www.turbotax.com.

o Less mail clutter - Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.




[DELAWARE INVESTMENTS LOGO]











(1074)                                                        Printed in the USA
AR-016 [9/06] CGI 11/06                                    MF06-10-394  PO11345

Annual Report                                     Delaware
                                                  Large Cap Growth
                                                  Fund

                                                  September 30, 2006














                                                  Growth equity mutual fund






[DELAWARE INVESTMENTS LOGO]                       [LOGO] POWERED BY RESEARCH(R)

Table of contents


> Portfolio management review .................................................1

> Performance summary .........................................................4

> Disclosure of Fund expenses .................................................6

> Sector allocation and top 10 holdings .......................................7

> Statement of net assets .....................................................8

> Statement of operations ....................................................10

> Statements of changes in net assets ........................................11

> Financial highlights .......................................................12

> Notes to financial statements ..............................................16

> Report of independent registered public accounting firm ....................20

> Other Fund information .....................................................21

> Board of trustees/directors and officers addendum ..........................23

> About the organization .....................................................25












    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

Portfolio management review


Delaware Large Cap Growth Fund

September 30, 2006


Jeffrey S. Van Harte

Senior Vice President

Chief Investment Officer - Focus Growth Equity

Editor's note: The managers of Delaware Large Cap Growth Fund provided the answers to the questions below as a review of the Fund's activities for the fiscal year ended September 30, 2006. Please see page 3 to learn more about the Fund managers.

Q: How did Delaware Large Cap Growth Fund perform during the reporting period, and what factors influenced that performance?

A: During the 12 months ended September 30, 2006, Delaware Large Cap Growth Fund returned +0.13% (Class A shares at net asset value with distributions reinvested), or -5.68% with the sales charge included (Class A shares at maximum offer price with distributions reinvested). For complete annualized performance information, see the table on page 4.

During the period, the Fund (at net asset value with distributions reinvested) lagged the +6.04% gain of its benchmark, the Russell 1000 Growth Index, as well as its large-cap growth peers, as measured by the Lipper Large Cap Growth Funds Average return of +3.83% (source: Lipper). Much of our relative underperformance came during the third quarter of 2006, as some of our more aggressive holdings suffered in an increasingly unfriendly environment for high-growth stocks.

Q: What type of economic and investment environment did you encounter during the past 12 months?

A: During the first seven months of the fiscal year, stock prices seemed to gain ground, continuing their upward trend of recent years. However, the market situation changed drastically beginning in May 2006, when investor sentiment seemed to shift from enthusiasm to concern about a series of negative economic news items.

One of these items was higher-than-expected inflation rate data, yet the Federal Reserve Board (Fed) continued to raise rates until its August meeting, when it opted not to increase them for the first time in more than two years. The Fed also did not increase rates at its September meeting, leaving the benchmark federal funds rate at 5.25%, compared to the 3.75% seen 12 months earlier. Other worries weighing on investor sentiment during the year included an increase in Middle East tensions that pushed oil prices ever higher, a cooling U.S. economy, and a long-expected slowdown in the housing market.

As investors became more concerned, they also became more risk-averse. Energy and other commodity-oriented stocks generally benefited in line with rising oil prices for most of the period; however, growth stocks suffered. Companies with strong long-term growth prospects, but relatively expensive near-term valuations, fared particularly poorly, as investors increasingly opted for value and other lower-beta (less volatile) securities. We owned a number of "longer-tail" growth stocks that were disproportionately hurt in recent months. Although we continued to feel good about their return potential over time, they detracted from performance during the period.

Q: What strategies did you use in managing the Fund during the period?

A: Our broad investment approach remained consistent during the fiscal year regardless of market conditions and, in general, does not change from year to year. We follow a "bottom-up" stock-selection approach, focusing on individual companies that we believe have particularly good long-term growth prospects over the next five years or longer.

Our portfolio is typically balanced between two types of stocks - those of aggressive- and steady-growth companies. Aggressive growth holdings tend to be relatively more volatile and expensive but offer the potential for greater gains. Portfolio holdings in this group included QUALCOMM and Google, which have

The views expressed are current as of the date of this report and are subject to change.


                                                               (continues)     1

Portfolio management review


Delaware Large Cap Growth Fund


emerged as leaders in fast-growing segments of the technology market, along with consumer services holding eBay. The second category consists of steadier growers
- more established growth businesses with what we believe to be a lower investment risk than their more aggressive counterparts. In our opinion, they also have more subdued prospective returns. At period end, our holdings in this group included office products retailer Staples, personal finance software company Intuit, and drug store giant Walgreen.

As long-term investors, we don't often look to make large-scale changes to the portfolio as long as we remain confident in the names we own. We do, however, respond to new investment opportunities as they become available. One such shift took place during the past few months, as we sought to increase our exposure to a few attractive opportunities that had emerged.

In our view, a number of our more aggressive holdings had been unreasonably penalized as investors became more risk averse, presenting an attractive buying opportunity. We at least temporarily reduced our position in some of our more conservative growth stocks, such as Walgreen and Intuit, which had performed well. We added a new position in Seagate Technology and added to existing positions in QUALCOMM, which had growth potential we still believed in and were being traded at what we believed to be attractive valuations.

Q: What stocks detracted from the Fund's relative performance?

A: Most of our underperformers during the period existed on the portfolio's more aggressive side. For example, we lost ground with our position in XM Satellite Radio, one of two principal contenders in the fast-growing satellite radio business. XM Satellite Radio fell on investor concerns about the company's balance sheet, as well as growing competition from rival Sirius, which has been aggressively acquiring new programming content. Another detractor was online auction house eBay, whose shares fell as investors worried about slowing growth in the company's core U.S. business and the new competition for eBay's online payments business.

Also hurting performance was QUALCOMM, whose CDMA technology is a key component in many mobile phones. The company's shares declined sharply after Nokia took a strong public stand in an attempt to force QUALCOMM to cut their royalty rates. As we mentioned, however, we added to our QUALCOMM holdings during the period because of the stock's reduced valuation and because we believe Nokia's actions should be unsuccessful.

Q: What holdings within the Fund helped results during the period?

A: The Fund benefited from our holdings in Expeditors International of Washington, a global logistics business. The company, which has recently benefited greatly from increases in global trade, was rewarded by investors for particularly strong earnings.

Another significant performer was Chicago Mercantile Exchange Holdings (CME). As home to one of the world's largest futures markets, CME has developed a tremendous competitive advantage stemming from a network effect, meaning that the exchange's value to traders increases as it gains more participants. During the period, CME saw its earnings rise along with the rapid growth in the demand for derivative securities, which are traded on the exchange and used increasingly by hedge funds and other sophisticated investors.

A third positive performer was Intuit. This leading maker of personal finance software benefited as the company's TurboTax(R) software continued to gain market share and as the company's management team demonstrated continued commitment to returning capital to shareholders.

Q: How was the Fund positioned at the end of the period?

A: As long-term investors, we are unlikely to vary our positioning of the Fund much from quarter to quarter. Recently we have added to a handful of particularly attractive positions, as noted above, but our overall strategy remains the same: to find what we consider to be the best long-term growth companies in the U.S. markets.

Portfolio management review


Delaware Large Cap Growth Fund


Fund managers

Jeffrey S. Van Harte, CFA, joined Delaware Investments in April 2005. He is the chief investment officer for the Focus Growth Equity team. Most recently, he was a principal and executive vice president at Transamerica Investment Management, and he has been managing portfolios and separate accounts for more than 20 years. He received his bachelor's degree in finance from California State University at Fullerton.

Christopher J. Bonavico, CFA, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm's Focus Growth Equity team. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. He received his bachelor's degree in economics from the University of Delaware.

Christopher M. Ericksen, CFA, joined Delaware Investments in April 2005 as a portfolio manager on the firm's Focus Growth Equity team. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. He received his bachelor's degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Daniel J. Prislin, CFA, joined Delaware Investments in April 2005 as a senior portfolio manager on the firm's Focus Growth Equity team. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. He received an MBA and bachelor's degree in business administration from the University of California at Berkeley.

Performance summary


Delaware Large Cap Growth Fund


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Large Cap Growth Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.


Fund performance

Average annual total returns
Through September 30, 2006                       1 year     5 years     Lifetime
________________________________________________________________________________

Class A (Est. 12-2-96)
Excluding sales charge                           +0.13%      +2.92%      +0.06%
Including sales charge                           -5.68%      +1.71%      -0.55%
________________________________________________________________________________

Class B (Est. 4-30-02)
Excluding sales charge                           -0.78%          NA      +2.23%
Including sales charge                           -4.61%          NA      +1.75%
________________________________________________________________________________

Class C (Est. 4-30-02)
Excluding sales charge                           -0.63%          NA      +2.26%
Including sales charge                           -1.59%          NA      +2.26%
________________________________________________________________________________

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes that either contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. They also have an annual distribution and service fee of up to 0.30% of average daily net assets, but such a fee is currently subject to a contractual cap of 0.25% of average daily net assets.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are subject to an annual distribution and service fee of 1% of average daily net assets.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60%, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets. No Class R shares were made available during the periods shown above and on the next page.

The average annual total returns for the 1-year, 5-year, and lifetime (since December 2, 1996) periods ended September 30, 2006 for Delaware Large Cap Growth Fund Institutional Class shares were 0.31%, 3.16%, and 0.17%, respectively. Institutional Class shares were first made available on December 2, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics

As of September 30, 2006


________________________________________________________________________________

Fund objective
________________________________________________________________________________

Delaware Large Cap Growth Fund seeks capital appreciation.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$121 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

27

________________________________________________________________________________

Fund start date
________________________________________________________________________________

December 2, 1996

________________________________________________________________________________

                                   Nasdaq symbols            CUSIPs
________________________________________________________________________________

Class A                            DGDAX                     24610A109
Class B                            DGDBX                     24610A208
Class C                            DGDCX                     24610A307
Institutional Class                DGDIX                     24610A406


[PERFORMANCE OF $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on December 2, 1996 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. No 12b-1 fees were imposed on Class A shares for periods between inception and April 2002.

The Russell 1000 Growth Index generally measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period April 1, 2006 to September 30, 2006


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2006 to September 30, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Large Cap Growth Fund
Expense Analysis of an Investment of $1,000

                                                                      Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period
                         Value            Value        Expense        4/1/06 to
                        4/1/06           9/30/06        Ratio          9/30/06*
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00         $930.90         1.00%          $4.84
Class B                 1,000.00          926.40         1.75%           8.45
Class C                 1,000.00          926.50         1.75%           8.45
Institutional Class     1,000.00          932.40         0.75%           3.63
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                $1,000.00       $1,020.05         1.00%          $5.06
Class B                 1,000.00        1,016.29         1.75%           8.85
Class C                 1,000.00        1,016.29         1.75%           8.85
Institutional Class     1,000.00        1,021.31         0.75%           3.80
________________________________________________________________________________

*"Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 183/365 (to reflect the one-half year period).

Sector allocation and top 10 holdings


Delaware Large Cap Growth Fund

As of September 30, 2006


Sector designations may be different than the sector designations presented in other Fund materials.


                                                                   Percentage
Sector                                                            of Net Assets
________________________________________________________________________________

Common Stock                                                          99.41%

Basic Industry/Capital Goods                                           3.65%

Business Services                                                     18.39%

Consumer Non-Durables                                                 15.35%

Consumer Services                                                     18.96%

Financials                                                             3.74%

Health Care                                                           17.00%

Technology                                                            22.32%
________________________________________________________________________________

Repurchase Agreements                                                  0.40%
________________________________________________________________________________

Total Market Value of Securities                                      99.81%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        0.19%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


                                                                   Percentage
Top 10 Holdings                                                   of Net Assets
________________________________________________________________________________

QUALCOMM                                                               5.54%

eBay                                                                   4.91%

Genentech                                                              4.77%

UnitedHealth Group                                                     4.46%

United Parcel Service Class B                                          4.45%

Staples                                                                4.21%

Allergan                                                               3.99%

Google Class A                                                         3.97%

Seagate Technology                                                     3.90%

Procter & Gamble                                                       3.83%
________________________________________________________________________________

Statement of net assets


Delaware Large Cap Growth Fund

September 30, 2006


                                                   Number of           Market
                                                    Shares             Value
________________________________________________________________________________

Common Stock - 99.41%
________________________________________________________________________________

Basic Industry/Capital Goods - 3.65%
     Praxair                                          75,000       $  4,437,000
                                                                   ____________

                                                                      4,437,000
                                                                   ____________
Business Services - 18.39%
     Expeditors International of
          Washington                                  90,000          4,012,200
     First Data                                      110,000          4,620,000
     Moody's                                          62,000          4,053,560
     Paychex                                         115,000          4,237,750
     United Parcel Service Class B                    75,000          5,395,500
                                                                   ____________

                                                                     22,319,010
                                                                   ____________
Consumer Non-Durables - 15.35%
     Procter & Gamble                                 75,000          4,648,500
     Staples                                         210,000          5,109,300
     Walgreen                                        100,000          4,439,000
     Wal-Mart Stores                                  90,000          4,438,800
                                                                   ____________

                                                                     18,635,600
                                                                   ____________
Consumer Services - 18.96%
   + Apollo Group Class A                             65,000          3,200,600
   + eBay                                            210,000          5,955,600
     International Game Technology                   110,000          4,565,000
   + MGM MIRAGE                                      105,000          4,146,450
     Weight Watchers International                    80,000          3,547,200
   + XM Satellite Radio Holdings
          Class A                                    123,500          1,591,915
                                                                   ____________

                                                                     23,006,765
                                                                   ____________
Financials - 3.74%
     Chicago Mercantile Exchange
          Holdings                                     9,500          4,543,375
                                                                   ____________

                                                                      4,543,375
                                                                   ____________
Health Care - 17.00%
     Allergan                                         43,000          4,842,230
   + Genentech                                        70,000          5,789,000
     UnitedHealth Group                              110,000          5,412,000
   + Zimmer Holdings                                  68,000          4,590,000
                                                                   ____________

                                                                     20,633,230
                                                                   ____________
Technology - 22.32%
   + Google Class A                                   12,000          4,822,800
   + Intuit                                          140,000          4,492,600
   + NAVTEQ                                           67,500          1,762,425
     QUALCOMM                                        185,000          6,724,750
   + SanDisk                                          85,000          4,550,900
   + Seagate Technology                              205,000          4,733,450
                                                                   ____________

                                                                     27,086,925
                                                                   ____________
Total Common Stock
     (cost $115,488,301)                                            120,661,905
                                                                   ____________

                                                   Principal
                                                    Amount
________________________________________________________________________________

Repurchase Agreements - 0.40%
________________________________________________________________________________

    With BNP Paribas 5.00%
          10/2/06 (dated 9/29/06, to
          be repurchased at $265,511,
          collateralized by $126,300
          U.S. Treasury Notes 2.625%
          due 5/15/08, market value
          $123,349, $60,300 U.S.
          Treasury Notes 2.75%
          due 8/15/07, market value
          $59,416 and $88,400 U.S.
          Treasury Notes 3.875%
          due 5/15/09, market value
          $88,035)                                  $265,400            265,400
     With Cantor Fitzgerald 5.00%
          10/2/06 (dated 9/29/06, to
          be repurchased at $107,345,
          collateralized by $80,700
          U.S. Treasury Notes 3.375%
          due 9/15/09, market value
          $78,123 and $31,600
          U.S. Treasury Notes 4.00%
          due 6/15/09, market value
          $31,436)                                   107,300            107,300
     With UBS Warburg 4.98%
          10/2/06 (dated 9/29/06, to
          be repurchased at $107,345,
          collateralized by $111,800
          U.S. Treasury Bills due 3/1/07,
          market value $109,551)                     107,300            107,300
                                                                   ____________
Total Repurchase Agreements
     (cost $480,000)                                                    480,000
                                                                   ____________

Total Market Value of Securities - 99.81%
     (cost $115,968,301)                                            121,141,905

Receivables and Other Assets
     Net of Liabilities - 0.19%                                         230,166
                                                                   ____________

Net Assets Applicable to 18,367,329
     Shares Outstanding - 100.00%                                  $121,372,071
                                                                   ____________
Net Asset Value - Delaware Large Cap Growth Fund
     Class A ($6,880,409 / 1,042,951 Shares)                              $6.60
                                                                          _____
Net Asset Value - Delaware Large Cap Growth Fund
     Class B ($1,908,362 / 297,211 Shares)                                $6.42
                                                                          _____
Net Asset Value - Delaware Large Cap Growth Fund
     Class C ($2,670,092 / 415,438 Shares)                                $6.43
                                                                          _____
Net Asset Value - Delaware Large Cap Growth Fund
     Institutional Class ($109,913,208 / 16,611,729 Shares)               $6.62
                                                                          _____

________________________________________________________________________________
________________________________________________________________________________

Components of Net Assets at September 30, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                            $118,422,591
Accumulated net realized loss on investments                         (2,224,124)
Net unrealized appreciation of investments                            5,173,604
                                                                   ____________

Total net assets                                                   $121,372,071
                                                                   ____________

+ Non-income producing security for the year ending September 30, 2006.

Net Asset Value and Offering Price per Share -
     Delaware Large Cap Growth Fund

Net asset value Class A (A)                                               $6.60
Sales charge (5.75% of offering price) (B)                                 0.40
                                                                          _____

Offering price                                                            $7.00
                                                                          _____

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement of operations


Delaware Large Cap Growth Fund

Year Ended September 30, 2006


Investment Income:

     Dividends                                                                                          $681,899
     Interest                                                                                             52,006
                                                                                                        ________
                                                                                                                           $733,905
Expenses:

     Management fees                                                                                     699,729
     Dividend disbursing and transfer agent fees and expenses                                             24,760
     Distribution expenses - Class A                                                                      15,083
     Distribution expenses - Class B                                                                      19,296
     Distribution expenses - Class C                                                                      10,767
     Registration fees                                                                                    53,782
     Accounting and administration expenses                                                               43,060
     Legal fees                                                                                           19,953
     Audit and tax                                                                                        14,856
     Reports and statements to shareholders                                                               14,510
     Trustees' fees and benefits                                                                           9,178
     Dues and services                                                                                     4,948
     Insurance fees                                                                                        4,038
     Custodian fees                                                                                        3,624
     Consulting fees                                                                                       2,478
     Taxes (other than taxes on income)                                                                    2,434
     Pricing fees                                                                                          1,503
     Trustees' expenses                                                                                      756
     Other                                                                                                   263            945,018
                                                                                                        ________
     Less expenses absorbed or waived                                                                                       (88,988)
     Less waiver of distribution expenses - Class A                                                                          (2,481)
     Less expenses paid indirectly                                                                                             (427)
                                                                                                                         __________

     Total expenses                                                                                                         853,122
                                                                                                                         __________

Net Investment Loss                                                                                                        (119,217)
                                                                                                                         __________

Net Realized and Unrealized Gain (Loss) on Investments:

     Net realized loss on investments                                                                                    (1,501,017)
     Net change in unrealized appreciation/depreciation of investments                                                    1,372,629
                                                                                                                         __________

Net Realized and Unrealized Loss on Investments                                                                            (128,388)
                                                                                                                         __________

Net Decrease in Net Assets Resulting from Operations                                                                      ($247,605)
                                                                                                                         __________


See accompanying notes

Statements of changes in net assets


Delaware Large Cap Growth Fund


                                                                                                             Year Ended

                                                                                                       9/30/06           9/30/05
Increase (Decrease) in Net Assets from Operations:

     Net investment income (loss)                                                                   $   (119,217)         $ 484,114
     Net realized gain (loss) on investments                                                          (1,501,017)         7,696,924
     Net change in unrealized appreciation/depreciation of investments                                 1,372,629          1,591,699
                                                                                                    ____________        ___________

     Net increase (decrease) in net assets resulting from operations                                    (247,605)         9,772,737
                                                                                                    ____________        ___________

Dividends and Distributions to Shareholders from:

     Net investment income:
          Class A                                                                                              -             (7,086)
          Institutional Class                                                                           (153,999)          (447,139)

     Net realized gain on investments:
          Class A                                                                                       (138,384)                 -
          Class B                                                                                        (66,685)                 -
          Class C                                                                                        (14,723)                 -
          Institutional Class                                                                         (3,079,985)                 -
                                                                                                    ____________        ___________

                                                                                                      (3,453,776)          (454,225)
                                                                                                    ____________        ___________
Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                                                      5,614,046          1,981,677
          Class B                                                                                      1,030,162            347,189
          Class C                                                                                      2,449,802            234,294
          Institutional Class                                                                         33,083,728         24,771,164

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                                                        127,536              6,074
          Class B                                                                                         64,905                  -
          Class C                                                                                         13,993                  -
          Institutional Class                                                                          3,233,984            447,139
                                                                                                    ____________        ___________

                                                                                                      45,618,156         27,787,537
                                                                                                    ____________        ___________
     Cost of shares repurchased:
          Class A                                                                                     (1,584,060)          (677,716)
          Class B                                                                                       (743,322)          (544,185)
          Class C                                                                                       (193,694)          (134,467)
          Institutional Class                                                                        (10,306,159)        (5,105,422)
                                                                                                    ____________        ___________

                                                                                                     (12,827,235)        (6,461,790)
                                                                                                    ____________        ___________

Increase in net assets derived from capital share transactions                                        32,790,921         21,325,747
                                                                                                    ____________        ___________

Net Increase in Net Assets                                                                            29,089,540         30,644,259

Net Assets:

     Beginning of year                                                                                92,282,531         61,638,272
                                                                                                    ____________        ___________

     End of year (1)                                                                                $121,372,071        $92,282,531
                                                                                                    ____________        ___________

(1) Undistributed net investment income                                                             $          -        $   147,430
                                                                                                    ____________        ___________

See accompanying notes

Financial highlights


Delaware Large Cap Growth Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      9/30/06       9/30/05      9/30/04      9/30/03     9/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                   $6.820        $6.040       $5.640       $4.540      $5.940

Income (loss) from investment operations:

Net investment income (loss) (1)                                       (0.022)        0.027        0.005        0.004           -
Net realized and unrealized gain (loss) on investments                  0.042         0.781        0.395        1.096      (1.400)
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        0.020         0.808        0.400        1.100      (1.400)
                                                                      _______       _______      _______      _______     _______

Less dividends and distributions:

From net investment income                                                  -        (0.028)           -            -           -
From net realized gain on investments                                  (0.240)            -            -            -           -
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (0.240)       (0.028)           -            -           -
                                                                      _______       _______      _______      _______     _______


Net asset value, end of period                                         $6.600        $6.820       $6.040       $5.640      $4.540
                                                                      _______       _______      _______      _______     _______


Total return (2)                                                        0.13%        13.41%        7.09%       24.23%     (23.57%)


Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $6,881        $3,011       $1,420         $378         $28
Ratio of expenses to average net assets                                 1.00%         1.01%        1.00%        1.00%       0.94%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.14%         1.15%        1.16%        1.35%       1.57%
Ratio of net investment income (loss) to average net assets            (0.32%)        0.41%        0.08%        0.08%       0.00%
Ratio of net investment income (loss) to average net assets
     prior to expense limitation and expenses paid indirectly          (0.46%)        0.27%       (0.08%)      (0.27%)     (0.63%)
Portfolio turnover                                                        23%          124%          54%          80%         67%

__________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and  distributor. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Delaware Large Cap Growth Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                         Year Ended
                                                                      _______________________________________________   4/30/02 (1)
                                                                                                                           to
                                                                      9/30/06       9/30/05      9/30/04      9/30/03   9/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                   $6.700        $5.950       $5.600       $4.540      $6.030

Income (loss) from investment operations:

Net investment loss (2)                                                (0.071)       (0.021)      (0.041)      (0.036)     (0.017)
Net realized and unrealized gain (loss) on investments                  0.031         0.771        0.391        1.096      (1.473)
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                       (0.040)        0.750        0.350        1.060      (1.490)
                                                                      _______       _______      _______      _______     _______

Less dividends and distributions:

From net realized gain on investments                                  (0.240)            -            -            -           -
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (0.240)            -            -            -           -
                                                                      _______       _______      _______      _______     _______


Net asset value, end of period                                         $6.420        $6.700       $5.950       $5.600      $4.540
                                                                      _______       _______      _______      _______     _______


Total return (3)                                                       (0.78%)       12.60%        6.25%       23.35%     (24.71%)


Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $1,908        $1,649       $1,643         $224         $19
Ratio of expenses to average net assets                                 1.75%         1.76%        1.75%        1.75%       1.95%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.84%         1.85%        1.86%        2.05%       2.98%
Ratio of net investment loss to average net assets                     (1.07%)       (0.34%)      (0.67%)      (0.67%)     (0.81%)
Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid indirectly          (1.16%)       (0.43%)      (0.78%)      (0.97%)     (1.84%)
Portfolio turnover                                                        23%          124%          54%          80%         67%
___________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized. The portfolio turnover is representative of the entire Fund for the year ended September 30, 2002.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes


                                                              (continues)     13

Financial highlights


Delaware Large Cap Growth Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                         Year Ended
                                                                      _______________________________________________   4/30/02 (1)
                                                                                                                           to
                                                                      9/30/06       9/30/05      9/30/04      9/30/03   9/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                   $6.700        $5.950       $5.600       $4.540      $6.030

Income (loss) from investment operations:

Net investment loss (2)                                                (0.070)       (0.021)      (0.040)      (0.036)     (0.017)
Net realized and unrealized gain (loss) on investments                  0.040         0.771        0.390        1.096      (1.473)
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                       (0.030)        0.750        0.350        1.060      (1.490)
                                                                      _______       _______      _______      _______     _______

Less dividends and distributions:

From net realized gain on investments                                  (0.240)            -            -            -           -
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (0.240)            -            -            -           -
                                                                      _______       _______      _______      _______     _______


Net asset value, end of period                                         $6.430        $6.700       $5.950       $5.600      $4.540
                                                                      _______       _______      _______      _______     _______


Total return (3)                                                       (0.63%)       12.60%        6.25%       23.35%     (24.71%)


Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $2,670          $412         $270         $149          $-
Ratio of expenses to average net assets                                 1.75%         1.76%        1.75%        1.75%       1.95%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.84%         1.85%        1.86%        2.05%       2.98%
Ratio of net investment loss to average net assets                     (1.07%)       (0.34%)      (0.67%)      (0.67%)     (0.81%)
Ratio of net investment loss to average net assets
     prior to expense limitation and expenses paid indirectly          (1.16%)       (0.43%)      (0.78%)      (0.97%)     (1.84%)
Portfolio turnover                                                        23%          124%          54%          80%         67%
___________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized. The portfolio turnover is representative of the entire Fund for the year ended September 30, 2002.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distribution at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Delaware Large Cap Growth Fund Institutional Class


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                      9/30/06       9/30/05      9/30/04      9/30/03     9/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                   $6.840        $6.050       $5.660       $4.550      $5.940

Income (loss) from investment operations:

Net investment income loss (1)                                         (0.005)        0.043        0.021        0.017       0.006
Net realized and unrealized gain (loss) on investments                  0.037         0.791        0.385        1.102      (1.396)
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        0.032         0.834        0.406        1.119      (1.390)
                                                                      _______       _______      _______      _______     _______

Less dividends and distributions:

From net investment income                                             (0.012)       (0.044)      (0.016)      (0.009)          -
From net realized gain on investments                                  (0.240)            -           -             -           -
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (0.252)       (0.044)      (0.016)      (0.009)          -
                                                                      _______       _______      _______      _______     _______


Net asset value, end of period                                         $6.620        $6.840       $6.050       $5.660      $4.550
                                                                      _______       _______      _______      _______     _______


Total return (2)                                                        0.31%        13.83%        7.17%       24.62%     (23.40%)


Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $109,913       $87,211      $58,305      $37,456     $16,948
Ratio of expenses to average net assets                                 0.75%         0.76%        0.75%        0.75%       0.83%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           0.84%         0.85%        0.86%        1.05%       1.27%
Ratio of net investment income (loss) to average net assets            (0.07%)        0.66%        0.33%        0.33%       0.11%
Ratio of net investment income (loss) to average net assets
     prior to expense limitation and expenses paid indirectly          (0.16%)        0.57%        0.22%        0.03%      (0.33%)
Portfolio turnover                                                        23%          124%          54%          80%        167%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager.
    Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Notes to financial statements


Delaware Large Cap Growth Fund

September 30, 2006


Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware statutory trust, and offers two series: Delaware Large Cap Growth Fund (formerly Delaware Diversified Growth Fund) and Delaware Growth Opportunities Fund. These financial statements and related notes pertain to Delaware Large Cap Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of up to 1% if redeemed during the first two years, provided that a financial advisor was paid commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale only to certain eligible investors. As of September 30, 2006, Class R had not commenced operations.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware
Investments(R) Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $80,828 for the year ended September 30, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangements is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated at the rate of 0.65% on the first $500 million of the average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.75% of average daily net assets through January 31, 2007.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services to the Fund. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through January 31, 2007 in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets and Class R shares from exceeding 0.50% of average daily net assets.

At September 30, 2006, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                               $62,347
Dividend disbursing, transfer agent,
     accounting and administration fees, and other
     expenses payable to DSC                                             6,549
Distribution fees payable to DDLP                                        5,115
Other expenses payable to DMC and affiliates*                            9,557

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates employees. For the year ended September 30, 2006, the Fund was charged $6,132 for internal legal and tax services provided by DMC.

For the year ended September 30, 2006, DDLP earned $2,245 for commissions on sales of the Fund's Class A shares. For the year ended September 30, 2006, DDLP received gross contingent deferred sales charge comissions of $1,480 and $477 on redemption of the Fund's Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees' Fees and Benefits include expenses accrued by the Fund for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees and retired independent trustees so entitled. The retirement benefit payout for the Fund is $15,134. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended September 30, 2006, the Fund made purchases of $53,367,371 and sales of $24,252,726 of investment securities other than short-term investments.

At September 30, 2006, the cost of investments for federal income tax purposes was $116,769,113. At September 30, 2006, net unrealized appreciation was $4,372,792 of which $10,872,993 related to unrealized appreciation of investments and $6,500,201 related to unrealized depreciation of investments.

4. Dividends and Distributions

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sale of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and


                                                                  (continues) 17

Notes to financial statements


Delaware Large Cap Growth Fund


4. Dividends and Distributions (continued)

distributions paid during the years ended September 30, 2006 and 2005 was as follows:

                                                       9/30/06        9/30/05

Ordinary income                                       $  299,548     $454,225
Long term capital gains                                3,154,228            -
                                                      __________     ________

Total distributions                                   $3,453,776     $454,225
                                                      __________     ________

As of September 30, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                    $118,422,591
Undistributed ordinary income                                          25,565
Post-October losses                                                (1,448,877)
Unrealized appreciation of investments                              4,372,792
                                                                 ____________

Net assets                                                       $121,372,071
                                                                 ____________

The differences between book and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales. Post-October losses represent losses realized on investment transactions from November 1, 2005 through September 30, 2006 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2006, the Fund recorded the following reclassifications:

Accumulated net investment loss                                      $125,786
Accumulated net realized gain (loss)                                 (125,786)

5. Capital Shares

                                                            Year Ended
                                                      9/30/06        9/30/05

Shares sold:
     Class A                                           816,179        309,793
     Class B                                           155,109         54,711
     Class C                                           381,643         36,988
     Institutional Class                             4,901,491      3,845,268

Shares issued upon reinvestment of
     dividends and distributions:
     Class A                                            18,430            943
     Class B                                             9,587              -
     Class C                                             2,064              -
     Institutional Class                               467,339         69,432
                                                    __________     __________

                                                     6,751,842      4,317,135
                                                    __________     __________

Shares repurchased:
     Class A                                          (232,838)      (104,510)
     Class B                                          (113,665)       (84,742)
     Class C                                           (29,699)       (20,966)
     Institutional Class                            (1,509,998)      (791,902)
                                                    __________     __________

                                                    (1,886,200)    (1,002,120)
                                                    __________     __________

Net increase                                         4,865,642      3,315,015
                                                    __________     __________

For the years ended September 30, 2006 and 2005, 38,896 Class B shares were converted to 37,951 Class A shares valued at $255,283 and 15,906 Class B shares were converted to 15,643 Class A shares valued at $103,018, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and in the Statements of Changes in Net Assets.

6. Line of Credit

The Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2006, or at any time during the year then ended.

7. Credit and Market Risk

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At September 30, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

9. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2006, the Fund designates distributions paid during the year as follows:

     (A)                   (B)
  Long-Term             Ordinary
Capital Gains             Income                Total                 (C)
Distributions         Distributions*        Distributions         Qualifying
 (Tax Basis)           (Tax Basis)           (Tax Basis)          Dividends (1)
_____________         ______________        _____________         _____________

     91%                    9%                   100%                 100%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income distributions of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

  * For the fiscal year ended September 30, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $299,548 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Report of independent
registered public accounting firm


To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV - Delaware Large Cap
Growth Fund

We have audited the accompanying statement of net assets of Delaware Large Cap Growth Fund (one of the series constituting Delaware Group Equity Funds IV) (the "Fund") as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Large Cap Growth Fund of Delaware Group Equity Funds IV at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



                                                          /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
November 10, 2006

Other Fund information


Delaware Large Cap Growth Fund


Proxy Results

The shareholders of Delaware Large Cap Growth Fund (formerly Delaware Diversified Growth Fund) (the "Trust") voted on the following proposals at the special meeting of shareholders on March 23, 2005 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect a Board of Trustees for the Trust.

                                                                Shares Voted
                                     Shares Voted For        Withheld Authority
                                     ________________        __________________

Thomas L. Bennett                       10,575,657                 7,934
Jude T. Driscoll                        10,575,657                 7,934
John A. Fry                             10,573,744                 9,848
Anthony D. Knerr                        10,575,657                 7,934
Lucinda S. Landreth                     10,575,657                 7,934
Ann R. Leven                            10,574,866                 8,725
Thomas F. Madison                       10,575,657                 7,934
Janet L. Yeomans                        10,575,657                 7,934
J. Richard Zecher                       10,575,657                 7,934

2. To approve the use of a "manager of managers" structure whereby the investment manager of the Fund of the Trust will be able to hire and replace subadvisors without shareholder approval.

                                        For        Against         Abstain         Broker Non-Votes
                                        ___        _______         _______         ________________

Delaware Large Cap Growth Fund      10,400,126      7,139           13,522             162,804

Board Consideration of Delaware Large Cap Growth Fund Investment Advisory Agreement

At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Large Cap Growth Fund (the "Fund"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Fund policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments(R) Family of Funds, and Chairman and
Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

Nature, Extent and Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Fund's investment advisor and management's efforts to strengthen and deepen portfolio management teams during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent

Other Fund information


Delaware Large Cap Growth Fund


Board Consideration of Delaware Large Cap Growth Fund Investment Advisory Agreement (continued)

and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments(R) Family of Funds, including the privilege to exchange investments between the same class of shares of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board was pleased with DMC's investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three and five year periods ended January 31, 2006. The Board noted its objective that the Fund's performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board's view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one and three year periods was in the second quartile of such Performance Universe. The report further showed that the Fund's total return for the five year period was in the third quartile. The Board noted that the Fund's performance results were mixed but on an overall basis tended toward median, which was acceptable.

Comparative Expenses. The Board considered expense data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of the Fund and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, the Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. The Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board's view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Fund and the Delaware Investments Family of Funds required negotiation of reduction of fees.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under the Fund's management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Board of trustees/directors
and officers addendum


Delaware Investments(R) Family of Funds


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.


                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Trustee      Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments. (2)
                           Trustee       Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

Thomas L. Bennett          Trustee               Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

    John A. Fry            Trustee               Since                      President -                83             Director -
 2005 Market Street                           January 2001          Franklin & Marshall College                    Community Health
  Philadelphia, PA                                                      (June 2002-Present)                            Systems
       19103
                                                                    Executive Vice President -                         Director -
    May 28, 1960                                                   University of Pennsylvania                       Allied Barton
                                                                     (April 1995-June 2002)                       Security Holdings
____________________________________________________________________________________________________________________________________

  Anthony D. Knerr         Trustee               Since           Founder and Managing Director -       83                None
 2005 Market Street                            April 1990           Anthony Knerr & Associates
  Philadelphia, PA                                                    (Strategic Consulting)
       19103                                                              (1990-Present)

  December 7, 1938
____________________________________________________________________________________________________________________________________

 Lucinda S. Landreth       Trustee               Since              Chief Investment Officer -         83                None
 2005 Market Street                           March 2005                 Assurant, Inc.
  Philadelphia, PA                                                        (Insurance)
       19103                                                              (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

     Ann R. Leven          Trustee               Since                        Owner -                  83           Director and
 2005 Market Street                         September 1989                ARL Associates,                          Audit Committee
  Philadelphia, PA                                                 Strategic Financial Planning                   Chairperson - Andy
       19103                                                             Consulting Firm                          Warhol Foundation
                                                                          (1983-Present)
  November 1, 1940                                                                                                Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax, Inc.
____________________________________________________________________________________________________________________________________

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

Thomas F. Madison          Trustee               Since                 President and Chief             83             Director -
2005 Market Street                              May 1999               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Trustee               Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

J. Richard Zecher          Trustee               Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

   David F. Connor     Vice President,    Vice President since     David F. Connor has served as       83                None (3)
 2005 Market Street    Deputy General      September 21, 2000        Vice President and Deputy
  Philadelphia, PA         Counsel,           and Secretary             General Counsel of
        19103           and Secretary             since                Delaware Investments
                                               October 2005                since 2000.

  December 2, 1963
____________________________________________________________________________________________________________________________________

  David P. O'Connor      Senior Vice      Senior Vice President, David P. O'Connor has served in       83                None (3)
 2005 Market Street       President,       General Counsel, and    various executive and legal
  Philadelphia, PA     General Counsel,     Chief Legal Officer   capacities at different times
       19103              and Chief               since              at Delaware Investments.
                        Legal Officer           October 2005

  February 21, 1966
____________________________________________________________________________________________________________________________________

  John J. O'Connor         Senior               Treasurer         John J. O'Connor has served in       83                None (3)
 2005 Market Street     Vice President            since             various executive capacities
  Philadelphia, PA      and Treasurer         February 2005             at different times at
       19103                                                             Delaware Investments.

   June 16, 1957

____________________________________________________________________________________________________________________________________

    Richard Salus          Senior            Chief Financial        Richard Salus has served in        83                None (3)
 2005 Market Street     Vice President        Officer since         various executive capacities
 Philadelphia, PA            and             November 1, 2006           at different times at
       19103           Chief Financial                                   Delaware Investments.
                           Officer

  October 4, 1963
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Large Cap Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Large Cap Growth Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of trustees


Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Owner - ARL Associates,
Strategic Financial Planning
Consulting Firm
Washington, DC

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers


David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com



Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Simplify your life.


Manage your investments online!

Get Account Access, the Delaware Investments(R) secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-free investing - Make online purchases and redemptions at any time.

o Simplified tax processing - Automatically retrieve your Delaware Investments accounts' 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax(R) Online(SM) and Desktop software - www.turbotax.com.

o Less mail clutter - Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.




[DELAWARE INVESTMENTS LOGO]










(1070)                                                       Printed in the USA
AR-133 [9/06] CGI 11/06                                    MF-06-10-384 PO11331

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

     Thomas L. Bennett (1)
     Thomas F. Madison
     Janet L. Yeomans (1)
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.
         __________

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $41,300 for the fiscal year ended September 30, 2006.


____________________

(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $40,000 for the fiscal year ended September 30, 2005.

     (b) Audit-related fees.
         __________________

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2006.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,700 for the registrant's fiscal year ended September 30, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2005.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $159,700 for the registrant's fiscal year ended September, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

     (c) Tax fees.
         ________

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $7,900 for the fiscal year ended September 30, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended September 30, 2006.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $7,700 for the fiscal year ended September 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended September 30, 2005.

     (d) All other fees.
         ______________

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended September 30, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended September 30, 2006.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended September 30, 2005.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended September 30, 2005.

     (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.


______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

Audit Services
______________________________________________________________________________________________________________________

Statutory audits or financial audits for new Funds                                 up to $25,000 per Fund
______________________________________________________________________________________________________________________

Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters    up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
______________________________________________________________________________________________________________________

Audit-Related Services
______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
______________________________________________________________________________________________________________________

Tax Services
______________________________________________________________________________________________________________________

U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation     up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
______________________________________________________________________________________________________________________

U.S. federal, state and local tax compliance (e.g., excise distribution reviews,   up to $5,000 per Fund
etc.)
______________________________________________________________________________________________________________________

Review of federal, state, local and international income, franchise and other      up to $5,000 per Fund
tax returns
______________________________________________________________________________________________________________________


     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

Non-Audit Services
______________________________________________________________________________________________________________________

Services associated with periodic reports and other documents filed with the SEC   up to $10,000 in the aggregate
and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________


     The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $267,120 and $338,760 for the registrant's fiscal years ended September 30, 2006 and September 30, 2005, respectively.

     (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics

     Not applicable.

   (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

   (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

     Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Name of Registrant: Delaware Group Equity Funds IV

PATRICK P. COYNE
______________________

By:      Patrick P. Coyne
Title:   Chief Executive Officer
Date:    December 8, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


PATRICK P. COYNE
______________________

By:      Patrick P. Coyne
Title:   Chief Executive Officer
Date:    December 8, 2006


RICHARD SALUS
______________________

By:      Richard Salus
Title:   Chief Financial Officer
Date:    December 8, 2006